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                                                                 Exhibit 10-(vi)

                      THIRD AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------


     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Third Amendment") dated as of February 26, 1999, among NATIONAL DATA CORPORATION, as Borrower, the banks and other financial institutions listed on the signature pages hereof, as Lenders, THE FIRST NATIONAL BANK OF CHICAGO, as Administrative Agent for such Lenders, and WACHOVIA BANK, N.A., as Documentation Agent for such Lenders.


                              W I T N E S S E T H:
                              -------------------


     WHEREAS, the Borrower, the Lenders, the Administrative Agent, and the Documentation Agent are parties to a certain Credit Agreement dated as of December 19, 1997, as amended by a certain First Amendment to Credit Agreement dated as of April 10, 1998 and a certain Second Amendment to Credit Agreement dated as of October 14, 1998 (as so amended, the "Credit Agreement");

     WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as more particularly set forth in this Third Amendment;

     NOW, THEREFORE, in consideration of the premises and for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.   Defined Terms.  Except as otherwise expressly defined herein, all
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capitalized terms used in this Third Amendment that are used in the Credit
Agreement shall have the same meanings herein as are specified for such capitalized terms in the Credit Agreement.

2.   Amendments to Section 1.01 ("Definitions"). Each of the defined terms
     ------------------------------------------
"Eurodollar Base Rate" and "Eurodollar Interest Period" and the definitions accompanying such terms as set forth in Section 1.01 of the Credit Agreement are hereby amended by deleting such defined terms and accompanying definitions in their entirety and substituting in lieu thereof the following defined terms and accompanying definitions.

          "Eurodollar Base Rate" means, with respect to any Eurodollar Advance:
           --------------------
     (a) for any one, two, three or six month Eurodollar Interest Period applicable to such Eurodollar Advance, the rate determined by the Agent to be the rate at which First Chicago offers to place deposits in U.S. dollars with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Eurodollar Interest Period, in the approximate amount of First Chicago's relevant Eurodollar Loan and having a

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     maturity approximately equal to such Eurodollar Interest Period; or (b) for any fourteen (14) day Eurodollar Interest Period applicable to such Eurodollar Advance, the rate determined by the Agent to be the rate at which First Chicago offers to place deposits in U.S. dollars with first-class banks in the interbank market two Business Days prior to the first day of such Eurodollar Interest Period, for delivery on the first day of such Eurodollar Interest Period in the approximate amount of First
     Chicago's relevant Eurodollar Loan and having a maturity approximately equal to such Eurodollar Interest Period.

          "Eurodollar Interest Period"means, with respect to a Eurodollar
           --------------------------
     Advance, a period of one, two, three or six months and, in addition with respect to a Eurodollar Syndicated Advance, a period of fourteen (14) days, in each case commencing on a Business Day selected by the Borrower pursuant to this Agreement. Each Eurodollar Interest Period of one, two, three or six months shall end on the day that corresponds numerically to such date one, two, three or six months thereafter; provided, however, that if there is no such numerically corresponding day in such next, second, third or sixth succeeding month, such Eurodollar Interest Period shall end on the last Business Day of such next, second, third or sixth succeeding month. If a Eurodollar Interest Period would otherwise end on a day that is not a Business Day, such Eurodollar Interest Period shall end on the next succeeding Business Day; provided, however, that if, with respect to a Eurodollar Interest Period of one, two, three or six months, said next succeeding Business Day falls in a new calendar month, such Eurodollar Interest Period shall end on the immediately preceding Business Day.

3.   Amendment to Section 2.03 ("Syndicated Advances").
     ------------------------------------------------

     (a) Section 2.03 of the Credit Agreement is hereby amended by deleting the first sentence of subsection (f) of said Section 2.03 in its entirety and substituting in lieu thereof the following sentence:

          (f) The Borrower shall select the Type of Syndicated Advance and, in the case of each Eurodollar Syndicated Advance, the Interest Period applicable to each such Eurodollar Syndicated Advance from time to time. The Borrower shall give the Administrative Agent irrevocable notice (a "Syndicated Borrowing Notice") not later than (x) 10:00 a.m. (Chicago time) at least one Business Day before the Borrowing Date for each Floating Rate Advance, (y) 9:00 a.m. (Chicago time) two Business Days before the Borrowing Date for each Eurodollar Syndicated Advance having a Eurodollar Interest Period of fourteen (14) days, and (z) 10:00 a.m. (Chicago time) three Business Days before the Borrowing Date for each Eurodollar Syndicated Advance having a Eurodollar Interest Period of one, two, three or six months, specifying:

     (i) the Borrowing Date, which shall be a Business Day, of such Syndicated Advance,

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     (ii)      the aggregate amount of such Syndicated Advance,

     (iii)     the Type of Syndicated Advance selected, and

     (iv) in the case of each Eurodollar Syndicated Advance, the Interest Period applicable thereto.

          (b) Section 2.03 of the Credit Agreement is hereby further amended by deleting the fourth sentence of subsection (g) of said Section 2.03 in its entirety and substituting in lieu thereof the following sentence:

               (g) The Borrower shall give the Administrative Agent irrevocable notice (a "Conversion/Continuation Notice") of each conversion of a Syndicated Advance or continuation of a Eurodollar Syndicated Advance not later than (x) 10:00 a.m. (Chicago time) at least one Business Day, in the case of a conversion into a Floating Rate Advance, (y) 9:00 a.m. (Chicago time) two Business Days, in the case of a conversion into or continuation of a Eurodollar Syndicated Advance having a Eurodollar Interest Period of fourteen (14) days, or (z) 10:00 a.m. (Chicago time) three Business Days, in the case of a conversion into or continuation of a Eurodollar Syndicated Advance having a Eurodollar Interest Period of one, two, three or six months, in each case prior to the date of the requested conversion or continuation, specifying:

     (i) the requested date which shall be a Business Day, of such conversion or continuation;

     (ii) the aggregate amount and Type of Syndicated Advance(s) which is [are] to be converted or continued; and

     (iii) the amount and Type(s) of Syndicated Advance(s) into which such Syndicated Advance is to be converted or continued and, in the case of a conversion into or continuation of a Eurodollar Syndicated Advance, the duration of the Interest Period applicable thereto.

4.   Representations and Warranties. The Borrower represents and warrants to the
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Lenders as follows:

     (a) All representations and warranties set forth in the Credit Agreement and the other Loan Documents are true and correct on and as of the date of this Third Amendment except for changes expressly permitted therein and except to the extent that such representations and warranties relate solely to an earlier date; and

     (b) After giving effect to this Third Amendment, no Default or Event of Default has occurred and is continuing.

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5.   Effect of Third Amendment.  On and after the date this Third Amendment
     -------------------------
becomes effective as provided herein (i) each and every reference in the Credit Agreement to "hereof," "hereunder," "herein," "hereby" and each other similar reference, and each and every reference to "this Agreement" and each other similar reference, shall refer to the Credit Agreement as amended hereby, and as the same may be further amended, restated or supplemented from time to time, and
(ii) each and every reference in the Loan Documents to the Credit Agreement shall be deemed to refer to and mean the Credit Agreement as amended by this Third Amendment, and as the same may be further amended, supplemented or restated from time to time. The Borrower confirms and agrees that (i) except as expressly amended herein, the Credit Agreement remains in full force and effect in accordance with its terms, and (ii) all other Loan Documents remain in full force and effect in accordance with their respective terms.

6.   Ratification. The Borrower hereby restates, ratifies and reaffirms each and
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every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof. To induce the Lenders to enter into this Third Amendment and to continue to make advances pursuant to the Credit Agreement, the Borrower acknowledges and agrees that, as of the date hereof and after giving effect to the terms hereof, there exists no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the obligations arising under the Credit Agreement or the other Loan Documents.

7.   Counterparts.  This Third Amendment may be executed in any number of
     ------------
counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

8.   Condition to Effectiveness of Third Amendment.  This Third Amendment shall
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not become effective or have any force or effect until counterparts of this
Third Amendment have been executed on behalf of the Borrower and those Lenders constituting the Required Lenders under the terms of the Credit Agreement, and all such executed counterparts shall have been delivered to the Administrative Agent.

9.   Miscellaneous.  This Third Amendment shall be construed in accordance with
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and governed by the laws of the State of Georgia, without regard to the effect of conflicts of laws. This Third Amendment shall be binding on, and shall inure to the benefit of and be enforceable by, the respective successors and permitted assigns of the parties hereto.

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     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by their duly authorized officers or representatives as of the date first above written.

                                          NATIONAL DATA CORPORATION



                                          By: /s/  E. Michael Ingram
                                             -----------------------
                                             Name:  E. Michael Ingram
                                             Title: Secretary & General Counsel



                                          THE FIRST NATIONAL BANK
                                               OF CHICAGO, as Administrative
                                               Agent and Lender



                                          By: /s/  David T. Mundel
                                             ---------------------
                                             Name:  David T. Mundel
                                             Title: Vice President


                                          WACHOVIA BANK, N.A., as
                                               Documentation Agent and Lender



                                          By: /s/  Alyson Schattner
                                             ---------------------
                                             Name:  Alyson Schattner
                                             Title: Assistant Vice President

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                                         SUNTRUST BANK, ATLANTA, as
                                               Lender



                                         By: /s/  Brian K. Peters
                                             ---------------------
                                             Name:  Brian K. Peters
                                             Title: Director


                                         By: /s/  Nathan Bickford
                                             ---------------------
                                             Name:  Nathan Bickford



                                         FIRST AMERICAN NATIONAL BANK
                                               as Lender



                                         By: /s/  Michael W. Metcalf
                                             ---------------------
                                             Name:  Michael W. Metcalf
                                             Title: Vice President

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